Exhibit 10.4

甲方：北京隆易达物业有限公司

Lessor (hereinafter referred to as Party A): Beijing LongYiDa Real Estate Ltd.

乙方：北京广源亿通科贸有限公司

Lessee (hereinafter referred to as Party B): Orsus Xelent Technologies Inc.

经双方友好协商，鉴于甲乙双方良好的合作基础，甲乙双方达成以下协议：

Party A and B have reached an agreement through friendly consultation to conclude the following contract.

一、	甲方同意暂缓对乙方2009年所欠房屋租金的追缴

Party A agrees that it will hold the action of recovering the past due rental fees of 2009 from Party B.

二、	乙方同意在2009年租赁合同到期后延续一年，2010年的租赁合同在2009年12月31日前经甲、乙双方协商重新签立。

Party B agrees that it will extend the lease for one year after the year 2009 lease contract expired. The lease contract for 2010 will be signed by both Parties before December 31, 2009.

三、	甲方同意乙方2009年租金与2010年租金于2010年12月31日前一并支付乙方。

Party A agrees that Party B will pay the rental of 2009 and 2010 to Party A before December 31, 2010.

四、	甲方同意免除原租赁合同项下延期支付的违约罚金。

Party A agrees to waive the default fine.

本合同壹式贰份，甲、乙双方各执一份。

There are 2 originals of this contract. Each party will hold 1 original(s).